1 GoHealth Acquiring e-TeleQuote, Strengthening Position as Leading Medicare Insurance Marketplace Investment further expands industry-leading shopping, enrollment, and engagement platform, delivering a differentiated experience and driving high quality outcomes while ensuring peace of mind in Medicare consumers’ healthcare decisions. CHICAGO, IL and CLEARWATER, FL, September 4, 2024 – GoHealth, Inc. (Nasdaq: GOCO), a leading health insurance marketplace, today announced that it entered into a purchase and subscription agreement which will ultimately lead to the acquisition of e-TeleQuote Insurance, Inc., a distinguished name in the Medicare insurance marketplace. The transaction is expected to close on September 30, 2024. This strategic move represents a significant milestone in GoHealth’s mission to deliver unparalleled consumer-centric solutions while reinforcing the companies’ shared values of integrity, empathy, and accountability. The investment in e-TeleQuote aligns seamlessly with GoHealth’s strategic vision and commitment to enhancing consumer experiences through innovation and operational excellence. Both companies bring to the table a deep reservoir of industry expertise and a complementary set of strengths that will drive mutual growth and deliver even greater value to consumers, especially as the upcoming benefit season expects to bring significant disruption and high demand for a high- quality shopping experience for Medicare consumers. Complementary Attributes for Enhanced Value GoHealth and e-TeleQuote share a dedication to putting consumers at the center of their operations. “GoHealth’s scale, proprietary technology and operational excellence combined with e-TeleQuote’s established talent and high-quality track record will create a mutually accretive relationship poised to drive better outcomes for and meet the evolving needs of our Medicare consumers,” said Vijay Kotte, CEO of GoHealth. Consumer-First Orientation “At the heart of this transaction is a shared commitment to a consumer-first approach. Both GoHealth and e-TeleQuote have consistently demonstrated a deep understanding of and responsiveness to consumer needs. We are excited to tap into the power of the proprietary technology at GoHealth, including the PlanFit Checkup, which will better serve our consumers while driving increased efficiency and effectiveness in choosing the Medicare plan that best meets their needs. By combining our resources and expertise, we are poised to collectively elevate our consumer experience and deliver even better tailored solutions that prioritize the well-being of our consumers,” said Craig Uchytil, CEO of e-TeleQuote. Looking Ahead “As we embark on this exciting new chapter, we remain committed to a seamless integration process that prioritizes the interests of our customers, team members, and stakeholders. We are confident that this acquisition will not only strengthen our market position but also enhance our ability to deliver exceptional value and service not only in this upcoming Annual Enrollment Period but for years to come,” said Kotte.

2 Learn more at www.GoHealth.com About GoHealth, Inc. GoHealth is a leading health insurance marketplace and Medicare-focused digital health company. Enrolling in a health insurance plan can be confusing for customers, and the seemingly small differences between plans can lead to significant out-of-pocket costs or lack of access to critical medicines and even providers. GoHealth combines cutting-edge technology, data science and deep industry expertise to build trusted relationships with consumers and match them with the healthcare policy and carrier that is right for them. Since its inception, GoHealth has enrolled millions of people in Medicare plans and individual and family plans. For more information, visit https://www.gohealth.com. About e-TeleQuote Insurance, Inc. e-TeleQuote is a Medicare Insurance Marketplace which specializes in helping Medicare Beneficiaries compare Medicare Advantage and Medicare Supplement plans from top carriers and enroll in the plan that’s right for them. Forward-Looking Statements This release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, investment plans and business transformation are forward-looking statements. In some cases, you can identify forward-looking statements by terms, such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These forward-looking statements speak only as of the date of this release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including important factors described in the section titled "Risk Factors" in our 2023 Form 10-K, and the section titled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and in our other filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we

3 cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Media Inquiries pressinquiries@gohealth.com Investor Relations jshave@gohealth.com # # #